Exhibit 10.34

SECOND AMENDMENT TO MANAGEMENT COMPANY

CONTRACT ENTERED INTO BETWEEN

FLORIDA ADMINISTRATORS, INC.,

AND PINNACLE ASSURANCE CORPORATION

DATED APRIL 7, 1995

This Second Amendment to Management Company Contract is made and entered into this 1st day of January 2000, but made effective as of the 21st day of January, 2000.

RECITALS

WHEREAS, Florida Administrators, Inc., and Pinnacle Assurance Corporation have previously entered into that certain Management Company Contract dated April 7, 1995, and

WHEREAS, the Management Company Contract was amended by Amendment dated January 26, 1996, and

WHEREAS, Florida Administrators, Inc., has changed its name to Pinnacle Administrative Company by amendment to its Articles of Incorporation filed with the Secretary of State, State of Florida, on September 26, 1997, and

WHEREAS, Pinnacle Assurance Corporation has changed its name to AmCOMP Preferred Insurance Company by amendment to its Articles of Incorporation filed with the Secretary of State, State of Florida, on January 21, 1998.

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby conclusively acknowledged, it is agreed as follows:

1.             The above Recitals are true and correct.

2.             All references to Florida Administrators, Inc., or “Management Company” in the Management Company Contract and in the First Amendment thereto are hereby amended by substituting the name “Pinnacle Administrative Company” in lieu of “Florida Administrators, Inc.” or “Management Company”.

3.             All references to Pinnacle Assurance Corporation or “PINNACLE” in the Management Company Contract and in the First Amendment thereto are hereby amended by substituting the name “AmCOMP Preferred Insurance Company in lieu of “Pinnacle Assurance Corp.” or “PINNACLE”.

4.             All remaining terms and provisions of the Management Company Contract as previously amended and as herein amended, shall remain in full force and effect and are hereby ratified and reaffirmed.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Management Company Contract this 5th day of May, 2000.

PINNACLE ADMINISTRATIVE COMPANY

By:	/s/ Debra Cerre-Ruedisili
Its Director, Executive Vice President
and COO

STATE OF FLORIDA	)
SS
COUNTY OF PALM BEACH	)

The foregoing instrument was acknowledged before me this 5th day of May, 2000, by (name of officer or agent, title of officer or agent) of Pinnacle Administrative Company, on behalf of the corporation. He/she is personally known to me or has produced                                               as identification.

/s/ Sally Blatt
Notary Public, State of Florida
[SEAL]	SALLY BLATT MY COMMISSION # CC 695968 EXPIRES: November 12, 2001 Bonded Thru Notary Public Underwriters	Name typed, printed or stamped: Commission expires: Serial number:

AmCOMP Preferred Insurance Company

		By:	/s/ [ILLEGIBLE]
Its Secretary

STATE OF FLORIDA	)
SS
COUNTY OF PALM BEACH	)

The foregoing instrument was acknowledged before me this 5th day of May, 2000, by (name of officer or agent, title of officer or agent) of AmCOMP Preferred Insurance Company, on behalf of the corporation. He/she is personally known to me or has produced                                      as identification.

/s/ Sally Blatt
Notary Public, State of Florida
[SEAL]	SALLY BLATT MY COMMISSION # CC 695968 EXPIRES: November 12, 2001 Bonded Thru Notary Public Underwriters	Name typed, printed or stamped: Commission expires: Serial number: